UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 30, 2006


                   RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.,
                   ------------------------------------------
                   on behalf of the RAMP Series 2006-NC1 Trust
             (Exact name of registrant as specified in its charter)


             DELAWARE                333-125485-22          41-1955181
             --------                -------------          ----------
 (State of Other Jurisdiction of      (Commission        (I.R.S. Employer
          Incorporation)              File Number)      Identification No.)


    8400 Normandale Lake Blvd.                           55437
            Suite 250                                  (Zip Code)
      Minneapolis, Minnesota
(Address of Principal Executive Offices)



Registrant's telephone number, including area code, is (952) 857-7000

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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SECTION 8--OTHER EVENTS

Item 8.01.     Other Events.

           On January 30, 2006, the Registrant caused the issuance and sale of Mortgage Asset-Backed Pass-Through Certificates, Series 2006-NC1, Class A-1, Class A-2, Class A-3, Class M-1, Class M-2, Class M-3, Class M-4, Class M-5,
Class M-6, Class M-7, Class M-8, Class M-9, Class SB, Class R-I and Class R-II Certificates (the "Certificates") pursuant to a Pooling and Servicing Agreement dated as of January 1, 2006, among the Registrant, Residential Funding Corporation, as Master Servicer and U.S. Bank National Association, as Trustee. The mortgage loans were sold to Residential Asset Mortgage Products, Inc. pursuant to an Assignment and Assumption Agreement, dated as of January 30, 2006 between Residential Funding Corporation and Residential Asset Mortgage Products, Inc.

SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01(d).  Exhibits

        The following execution copies of Exhibits to the Form S-3 Registration Statement of the Registrant are hereby filed:


     10.1 Pooling and Servicing Agreement, dated as of January 1, 2006 among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer and U.S. Bank National Association, as trustee.


     10.2 Assignment and Assumption Agreement, dated as of January 30, 2006 between Residential Asset Mortgage Products, Inc. and Residential Funding Corporation.


     10.3 Confirmation, dated as of January 30, 2006 between Bank of America, N.A and U.S. Bank National Association, as trustee on behalf of the RAMP Series 2006-NC1 Trust.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                      RESIDENTIAL ASSET MORTGAGE PRODUCTS, INC.


                                      By:  /s/ Joseph Orning
                                      Name:   Joseph Orning
                                      Title:  Vice President


Dated:  February 14, 2006



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                                  EXHIBIT INDEX

Exhibit No             Description

10.1 Pooling and Servicing Agreement, dated as of January 1, 2006 among Residential Asset Mortgage Products, Inc., as depositor, Residential Funding Corporation, as master servicer and U.S. Bank National Association, as trustee.

10.2 Assignment and Assumption  Agreement,  dated as of January 30, 2006 between
     Residential  Asset  Mortgage   Products,   Inc.  and  Residential   Funding
     Corporation.


10.3 Confirmation, dated as of January 30, 2006 between Bank of America, N.A. and U.S. Bank National Association, as trustee on behalf of the RAMP Series 2006-NC1 Trust.